Exhibit 33.2

[SAXON MORTGAGE SERVICES, INC. LOGO]

      Certification Regarding Compliance with Applicable Servicing Criteria

1. Saxon Mortgage Services Inc. ("Saxon"), as Servicer, is responsible for assessing its compliance with the applicable servicing criteria, for the year ended December 31, 2006, under paragraph (d) of Item 1122 of Regulation AB. Such assessment is set forth herein in connection with asset-backed securities transactions subject to Regulation AB ("the Transactions"), described as such on Exhibit C, involving residential mortgage loans.

2. Saxon has engaged certain vendors (the "Vendors") to perform specific, limited or scripted activities as of and for the period ended December 31, 2006, and, except as otherwise noted herein, Saxon elects to take responsibility for assessing compliance with the servicing criteria or portion of the servicing criteria applicable to such Vendors as set forth in Exhibit A hereto; as noted on the attached Exhibit A, criteria 1122(d)(4)(xi)and 1122(d)(4)(xii) were performed in whole or in part by Vendors who shall provide assertions and auditor attestations regarding their performance of the criteria.

3. Except as set forth in paragraph 4 below, Saxon used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria.

4. The criteria described as such on Exhibit A hereto are inapplicable to Saxon based on the activities it performs with respect to asset-backed securities transactions involving residential mortgage loans.

5. Saxon has complied, in all material respects, with the applicable servicing criteria as of and for the period ended December 31, 2006, except as noted on the attached Exhibit B.

6. Saxon has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria, or performance of certain discrete functions with regard to the servicing criteria, as of and for the period ended December 31, 2006, except as noted on the attached Exhibit B.

7. Saxon has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria, for the period ended December 31, 2006, except as noted on the attached Exhibit B.

8. A registered public accounting firm has issued an attestation report on Saxon's assessment of compliance with the applicable servicing criteria as of and for the period ended December 31, 2006.

We are a debt collector. Any information obtained will be used for that purpose.
--------------------------------------------------------------------------------
             4708 Mercantile Drive North | Fort Worth, TX 76137-3605
P.O. Box 161489 | Fort Worth, TX 76161-1489 | (817)665-7200 | Fax (817) 665-7400

March 15, 2007                             Saxon Mortgage Services Inc.


                                           /s/ David Dill
                                           ------------------------------
                                           David Dill
                                           Chief Executive Officer and President

                                    EXHIBIT A

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                            APPLICABLE                   SERVICING
                                  SERVICING CRITERIA                    SERVICING CRITERIA               CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                               Performed by    Performed by
                                                                                Vendor (s)       vendor(s)
                                                                                retained by     retained by
                                                                   Performed    Saxon for       Saxon for
                                                                    Directly   which Saxon      which Saxon    Otherwise
                                                                       by       is taking      is NOT taking  Inapplicable
    Reference                          Criteria                      Saxon    Responsibility  Responsibility   Criteria
--------------------------------------------------------------------------------------------------------------------------
1122(d)(l)(i)     Policies and procedures are instituted to          [X]l&2
                  monitor any performance or other triggers and
                  events of default in accordance with the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and           [X]
                  procedures are instituted to monitor the third
                  party's performance and compliance with such
                  servicing activities.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)   Any requirements in the transaction
                  agreements to maintain a back-up servicer for                                                  [X]
                  the pool assets are maintained.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy
                  is in effect on the party participating in the
                  servicing function throughout the reporting        [X]1
                  period in the amount of coverage required by
                  and otherwise in accordance with the terms of
                  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                          Cash Collection and Administration
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related    [X]1
                  bank clearing accounts no more than two
                  business days of receipt, or such other number
                  of days specified in the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf
                  of an obligor or to an investor are made only       [X]3
                  by authorized personnel.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions, and      [X]1&4
                  any interest or other fees charged for such
                  advances, are made, reviewed and approved as
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)    The related accounts for the transaction, such
                  as cash reserve accounts or accounts
                  established as a form of over                      [X]1&5
                  collateralization, are separately maintained
                  (e.g., with respect to commingling of cash) as
                  set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)     Each custodial account is maintained at a
                  federally insured depository institution as set
                  forth in the transaction agreements. For           [X]1&6
                  purposes of this criterion, "federally insured
                  depository institution" with respect to a
                  foreign financial institution means a foreign
                  financial institution that meets the
                  requirements of Sec. 240.13k-1(b)(1) of this
                  chapter.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to            [X]7
                  prevent unauthorized access.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                            APPLICABLE                   SERVICING
                                  SERVICING CRITERIA                    SERVICING CRITERIA               CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                               Performed by    Performed by
                                                                                Vendor (s)       vendor(s)
                                                                                retained by     retained by
                                                                   Performed    Saxon for       Saxon for
                                                                    Directly   which Saxon      which Saxon    Otherwise
                                                                       by       is taking      is NOT taking  Inapplicable
    Reference                          Criteria                      Saxon    Responsibility  Responsibility   Criteria
--------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis
                  for all asset-backed securities related bank
                  accounts, including custodial accounts and
                  related bank clearing accounts. These
                  reconciliations:
                  --------------------------------------------------------------------------------------------------------
                  (A) Are mathematically accurate;                   [X]l&5
                  --------------------------------------------------------------------------------------------------------
                  (B) Are prepared within 30 calendar days after
                  the bank statement cutoff date, or such other      [X]1&5
                  number of days specified in the transaction
                  agreements;
                  --------------------------------------------------------------------------------------------------------
                  (C) Are reviewed and approved by someone other     [X]1&5
                  than the person who prepared the
                  reconciliation; and
                  --------------------------------------------------------------------------------------------------------
                  (D) Contain explanations for reconciling items.
                  These reconciling items are resolved within 90     [X]1&5
                  calendar days of their original identification,
                  or such other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
                             Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements and
                  applicable Commission requirements.
                  Specifically, such reports:
                  --------------------------------------------------------------------------------------------------------
                  (A) Are prepared in accordance with timeframes     [X]1&8
                  and other terms set forth in the transaction
                  agreements;
                  --------------------------------------------------------------------------------------------------------
                  (B) Provide information calculated in              [X]1&8
                  accordance with the terms specified in the
                  transaction agreements;
                  --------------------------------------------------------------------------------------------------------
                  (C) Are filed with the Commission as required                                                    [X]
                  by its rules and regulations; and
                  --------------------------------------------------------------------------------------------------------
                  (D) Agree with investors' or the trustee's
                  records as to the total unpaid principal           [X]1&8
                  balance and number of pool assets serviced by
                  the servicer.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and
                  remitted in accordance with timeframes,            [X]1&8
                  distribution priority and other terms set forth
                  in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)   Disbursements made to an investor are posted
                  within two business days to the servicer's         [X]1&8
                  investor records, or such other number of days
                  specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)    Amounts remitted to investors per the investor
                  reports agree with cancelled checks, or other      [X]1&8
                  form of payment, or custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------
                                  Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------
l122(d)(4)(i)     Collateral or security on pool assets is
                  maintained as required by the transaction          [X]1&9       [X]1&9
                  agreements or related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)    Pool assets and related documents are              [X]1&10
                  safeguarded as required by the transaction
                  agreements.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                            APPLICABLE                   SERVICING
                                  SERVICING CRITERIA                    SERVICING CRITERIA               CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                               Performed by    Performed by
                                                                                Vendor (s)       vendor(s)
                                                                                retained by     retained by
                                                                   Performed    Saxon for       Saxon for
                                                                    Directly   which Saxon      which Saxon    Otherwise
                                                                       by       is taking      is NOT taking  Inapplicable
    Reference                          Criteria                      Saxon    Responsibility  Responsibility   Criteria
--------------------------------------------------------------------------------------------------------------------------
 ll22(d)(4)(iii)  Any additions, removals or substitutions to the
                  asset pool are made, reviewed and approved in      [X]1&11
                  accordance with any conditions or requirements
                  in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
 1122(d)(4)(iv)   Payments on pool assets, including any payoffs,
                  made in accordance with the related pool asset
                  documents are posted to the applicable
                  servicer's obligor records maintained no more       [X]l
                  than two business days after receipt, or such
                  other number of days specified in the
                  transaction agreements, and allocated to
                  principal, interest or other items (e.g.,
                  escrow) in accordance with the related pool
                  asset documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)     The servicer's records regarding the pool
                  assets agree with the servicer's records with        [X]
                  respect to an obligor's unpaid principal
                  balance.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of
                  an obligor's pool asset (e.g., loan
                  modifications or re-agings) are made, reviewed      [X]1
                  and approved by authorized personnel in
                  accordance with the transaction agreements and
                  related pool asset documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds in
                  lieu of foreclosure, foreclosures and               [X]1
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with the
                  timeframes or other requirements established by
                  the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is
                  delinquent in accordance with the transaction
                  agreements. Such records are maintained on at
                  least a monthly basis, or such other period         [X]1
                  specified in the transaction agreements, and
                  describe the entity's activities in monitoring
                  delinquent pool assets including, for example,
                  phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., illness or unemployment).
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of
                  return for pool assets with variable rates are      [X]1
                  computed based on the related pool asset
                  documents.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)     Regarding any funds held in trust for an
                  obligor (such as escrow accounts):
--------------------------------------------------------------------------------------------------------------------------
                  (A) Such funds are analyzed, in accordance with
                  the obligor's pool asset documents, on at least
                  an annual basis, or such other period specified      [X]
                  in the transaction agreements;
--------------------------------------------------------------------------------------------------------------------------
                  (B) Interest on such funds is paid, or
                  credited, to obligors in accordance with             [X]
                  applicable pool asset documents and state laws;
                  and
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        INAPPLICABLE
                                                                            APPLICABLE                   SERVICING
                                  SERVICING CRITERIA                    SERVICING CRITERIA               CRITERIA
--------------------------------------------------------------------------------------------------------------------------
                                                                               Performed by    Performed by
                                                                                 Vendor(s)       vendor(s)
                                                                                retained by     retained by
                                                                   Performed    Saxon for       Saxon for
                                                                    Directly   which Saxon      which Saxon    Otherwise
                                                                       by       is taking      is NOT taking  Inapplicable
    Reference                          Criteria                      Saxon    Responsibility  Responsibility   Criteria
--------------------------------------------------------------------------------------------------------------------------
                  (C) Such funds are returned to the obligor
                  within 30 calendar days of full repayment of       [X]1
                  the related pool asset, or such other number of
                  days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as
                  tax or insurance payments) are made on or
                  before the related penalty or expiration dates,
                  as indicated on the appropriate bills or                                        [X]12
                  notices for such payments, provided that such
                  support has been received by the servicer at
                  least 30 calendar days prior to these dates, or
                  such other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)   Any late payment penalties in connection with
                  any payment to be made on behalf of an obligor
                  are paid from the servicer's funds and not                                      [X]12
                  charged to the obligor, unless the late payment
                  was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are
                  posted within two business days to the              [X]1
                  obligor's records maintained by the servicer,
                  or such other number of days specified in the
                  transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible
                  accounts are recognized and recorded in             [X]1
                  accordance with the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3) or                                                     [X]
                  Item 1115 of this Regulation AB, is maintained
                  as set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------

                    Footnotes to Exhibit A Servicing Criteria

1 As it applies to the "Servicer" and Servicer responsibilities defined in the transaction agreements.

2 The transaction agreements are reviewed by each functional area and policies and procedures are developed to ensure compliance with agreements and avoidance of servicer events of default, as defined in the transaction agreements.

3 As it applies to wires disbursed for Servicer obligations under the transaction agreements.

4    Funds advanced in accordance with the transaction agreements.

5    As it applies to Servicer accounts specified in the transaction agreements.

6 As it applies to Servicer Custodial Accounts specified in the transaction agreements.

7    As it applies to checks issued by the Servicer.

8 As it applies to reports and remittances prepared and sent by the Servicer pursuant to the transaction agreements.

9 As it applies to the recording of loan modifications and other pool asset documents and the release of liens on pool assets, initiated by the Servicer.

10 As it applies to the pool asset documents if and when they are in the Servicer's possession, and in accordance with requirements of the transaction agreements.

l1 As it applies in instances where the Servicer is notified of an addition, deletion or substitution to the asset pool.

12 Vendor Assessments and their Auditor's Attestations will be provided separately from this report.

                                    EXHIBIT B

"In regard to Items 1122(d)(4)(i) and 1122(d)(1)(ii), based on a review of a sample of 45 loans, it was determined that 36 lien releases were not sent to consumers or to the recording jurisdiction, as appropriate, within the timeframes requirement by Saxon's guidelines, and in 1 case Saxon's guidelines were determined to be incorrect as to the required means of delivery of the lien releases. The delays in timeliness were caused by the failure of Saxon's vendor's database to upload data regarding payments-in-full provided by Saxon in order to produce lien releases in a timely manner.

Saxon has taken the following remedial actions to remedy the exceptions and to prevent exceptions going forward: Saxon has verified that all liens that were not timely released have been released. Saxon reviewed and updated its guidelines for lien releases in May 2006 and provided the updated guidelines to its vendor at that time. Saxon's vendor, at Saxon's direction, researched and detected the cause of the upload error and implemented a solution. Saxon contracted with a new vendor for lien releases and has implemented daily monitoring over the vendor's process of producing lien releases, which consists of validating the number of payoffs sent from Saxon to the vendor and the vendor's receipt of the same number of payoffs. Additionally, the vendor reports are available on line to accommodate daily monitoring the number of loans in each state, the age of each item and the state time guideline."

                                    EXHIBIT C
                               "The Transactions"

ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1
ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1
GSAA Home Equity Trust 2006-2
IXIS Real Estate Capital Trust 2006-HE1
IXIS Real Estate Capital Trust 2006-HE2
IXIS Real Estate Capital Trust 2006 2006-HE3
Morgan Stanley IXIS Real Estate Capital Trust 2006-1
Morgan Stanley IXIS Real Estate Capital Trust 2006-2
Morgan Stanley ABS I Inc. Trust 2006-HE8
Merrill Lynch Mortgage Investors Trust, 2006-RM3
Saxon Asset Securities Trust 2006-1
Saxon Asset Securities Trust 2006-2
Saxon Asset Securities Trust 2006-3
Soundview Home Loan Trust 2006-EQ1

[LOGO] FIS                                      FIS Tax Services
TAX SERVICES                                    3100 New York Drive, Suite 100
A DIVISION OF FIDELITY NATIONAL                 Pasadena, CA 91107
INFORMATION SERVICES                            tel: 626.345.2010 o 888-457.4112
                                                fax: 626.398.5205

                         Management Compliance Statement
                         -------------------------------

Management of FIS Tax Services (FIS) and formerly known as LSI Tax Services, is responsible for assessing compliance with applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to residential mortgage loans (the Platform), except for General Servicing Consideration criteria (i) - (iv), Cash Collections and Administration
(i) - (vii), Investor Remittances and Reporting (i) - (iv), and Pool Asset Administration (i) - (x), (xiv), and (xv), which FIS has determined are not applicable to the activities it performs with respect to the Platform.

FIS' management has assessed the effectiveness of the Company's compliance with the applicable servicing criteria as of and for the year ended 2006. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. FIS has determined the following servicing criteria in paragraph (d)(4) of Item 1122 are applicable to the activities it performed with respect to the Platform:

(xi) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

(xii) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

(xiii) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

Based on such assessment, management believes that, as of and for the year ended December 31, 2006, FIS has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, a registered public accounting firm, has issued an attestation report with respect to management's assessment of compliance with the applicable servicing criteria as of and for the year ended 2006.

To the best of my knowledge and belief, based on such assessment, FIS has fulfilled all of its applicable obligations throughout the reporting period.


                                        /s/ Darryl A. De Bond
                                        ----------------------------------------
                                        Darryl A. De Bond
                                        Executive Vice President

                                        January 22, 2007

[SWBC LOGO]   9311 San Pedro | Suite 600 | San Anotonio, Texas 78216
              210.525.1241 | 1.800.527.0066 | FAX:210.525.1240 | www.swbc.com

                            MANAGEMENT'S ASSERTION ON
                     COMPLIANCE WITH REGULATION AB CRITERIA

Southwest Business Corporation, SWBC, (the "Asserting Party") is responsible for assessing compliance as of December 31, 2006 and for the period from September 5, 2006 (date of conversion) through December 31, 2006 (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d)(1)(iv), (d)(4)
(xi) and (d)(4)(xiii) of the Code of Federal Regulations (the "CFR") which the Asserting Party has concluded are applicable to the servicing of all loans of Saxon Mortgage Services, Inc., (the "Applicable Servicing Criteria").

The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has identified one material instance of noncompliance with the servicing criteria as set forth in Section 229.1122(d)(4)(xi) of the CFR. This material instance of noncompliance is the result of one payment made after the expiration date of the insurance policy out of sixty payments tested. The Asserting Party has furthermore concluded that, with the exception of the aforementioned material instance of noncompliance, the Asserting Party has complied, in all material respects, with Sections 229.1122
(d)(1)(iv) and 229.1122(d)(4)(xiii) of the CFR for all loans serviced for Saxon Mortgage Services, Inc.

Deloitte Touche LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

Southwest Business Corporation


/s/ Gary L. Dudley
-------------------------------------
Gary L. Dudley
President
March 8, 2007